EXHIBIT 10.7.1

                               MODIFICATION NO. 4
                                       TO
                      SAN JUAN PROJECT OPERATING AGREEMENT
                                     BETWEEN
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                                       AND
                          TUCSON ELECTRIC POWER COMPANY

         This Modification No. 4 to the San Juan Project Operating Agreement between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter referred to collectively as the "Parties" or "Participants," is hereby entered into and executed this 25 day of October, 1984.

         WITNESSETH:

         WHEREAS, the Parties hereto entered into an agreement described as the San Juan Project Operating Agreement effective January 1, 1973, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983 and Modification No. 3 on July 17, 1984 ("Operating Agreement"), which establishes certain terms and conditions relating to their participation and responsibility in the operation of the San Juan Project;

         WHEREAS, the Parties desire to clarify operation and maintenance cost responsibilities associated with the San Juan Project as a result of the contemplated October 31, 1984 conveyance of Tucson's San Juan Unit 3 ownership interest to Alamito Company ("Alamito") pursuant to the purchase agreement between Tucson and Alamito dated October 1, 1984 ("San Juan Unit No. 3 Purchase Agreement").

         NOW THEREFORE, the Parties agree that the Operating Agreement is hereby amended as follows:

         1.0 Effective Date. This Modification No. 4 shall become effective immediately upon Tucson's conveyance of its San Juan Unit 3 ownership interest to Alamito.

         2.0 Amended Section 5.38. Section 5.38 shall be amended to read as follows:

                  5.38 PARTICIPATION SHARE: Each Participant's and Unit Participant's percentage ownership in the San Juan Project as set forth in Section 6 of the Co-Tenancy Agreement. 3.0 New Section 7.3.2. A new
         Section 7.3.2 shall be added to Section 7, after Section 7.3.1, to read in its entirety as follows:

                  7.3.2 With respect to matters involving and not solely related to San Juan Unit 3, Tucson, as a Participant holding voting rights on the Coordination Committee, shall retain such voting rights for Alamito, with the obligation to consult with Alamito on all matters involving the San Juan Project with affect San Juan Unit 3 as set forth in the San Juan Unit No.

         3 Purchase Agreement.

         4.0 Amended Section 7.7. Section 7.7 shall be amended to read in its entirety as follows:

                  7.7 In the event the Coordination Committee fails to reach agreement on a matter that has earlier been determined to relate solely to a specific San Juan generating unit, which such committee is authorized to determine, approve, or otherwise act upon after a reasonable opportunity to do so, then the Operating Agent (as said term is defined in this Operating Agreement) shall be authorized and obligated to take such action as in its discretion it deems to be necessary to the successful and proper construction, operation and maintenance of such unit, pending the resolution, by arbitration or otherwise, of any such inability or failure to agree. 5.0 Amended
         Section 17.1. Section 17.1 is amended to read in its entirety as follows:

                  17.1 The expense for the operation and maintenance of the San Juan Project which are chargeable to FERC Accounts 426, 500 , 502, 505, 506, 507 and 510 through 514; 556, 557A; and 924 (when appropriate) shall be apportioned between the Participants and Unit Participants as follows:

                  17.1.1 Prior to the Transfer Date in accordance with the following percentages:

                   A.      Participants
                            1.      New Mexico - 50 percent

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                            2.      Tucson - 50 percent

                  17.1.2 On and after Tucson's conveyance of its San Juan 3 ownership interest to Alamito, in accordance with the following schedule:

         17.1.2.1 For San Juan Units 1 and 2 and for all equipment and facilities directly related to Units 1 and 2 in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 50 percent
                   2.      Tucson - 50 percent

          B.      Unit Participants
                   1.      M-S-R - percent
                   2.      City of Farmington - 0 percent
                   3.      Alamito - 0 percent

                  17.1.2.2 For San Juan Unit 3 and all equipment and facilities directly related only to Unit 3 in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 50 percent
                   2.      Tucson - 0 percent

          B.      Unit Participants
                   1.      M-S-R - 0 percent
                   2.      City of Farmington - 0 percent
                   3.      Alamito - 50 percent

                  17.1.2.3 For San Juan Unit 4 and for all equipment and facilities directly related only to Unit 4 in accordance with the following percentages:

                   A.      Participants
                            1.      New Mexico - 62.725 percent
                            2.      Tucson - 0 percent

                   B.      Unit Participants
                            1.      M-S-R - 28.8 percent
                            2.      City of Farmington - 8.475 percent
                            3.      Alamito - 0 percent

                  17.1.2.4 For equipment and facilities common only to Units 1 and 2 in accordance with the following percentages:

                   A.      Participants
                            1.      New Mexico - 50 percent
                            2.      Tucson -  50 percent

                   B.      Unit Participants
                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Alamito - 0 percent

                  17.1.2.5 For equipment and facilities common only to Units 3 and 4 in accordance with the following percentages:

                   A.      Participants
                            1.      New Mexico - 56.351 percent
                            2.      Tucson - 0 percent

                   B.      Unit Participants
                            1.      M-S-R - 14.4 percent
                            2.      City of Farmington - 4.249 percent
                            3.      Alamito - 25 percent

                  17.1.2.6 For the Switchyard Facilities except as otherwise provided in Section 15 of the Co-Tenancy Agreement, in accordance with the following percentages:

                   A.      Participants
                            1.      New Mexico - 65 percent
                            2.      Tucson - 35 percent

                   B.      Unit Participants
                            1.      M-S-R - percent
                            2.      City of Farmington - 0 percent
                            3.      Alamito - 0 percent

                  17.1.2.7 For the SO2 chemical plant system, except absorbers, and for the chemical laboratory, including neutralizers, in accordance with the following percentages:

                   A.      Participants
                            1.      New Mexico - 53.741 percent
                            2.      Tucson - 19.8 percent

                   B.      Unit Participants
                            1.      M-S-R - 8.7 percent
                            2.      City of Farmington - 2.559 percent
                            3.      Alamito - 15.2 percent

                  17.1.2.8 Except as provided in Exhibit III(g), for equipment and facilities common to all of the units and all project expenses not identifiable by unit and not otherwise listed above, in accordance with the following percentages:

                   A.      Participants
                            1.      New Mexico - 53.741 percent
                            2.      Tucson - 19.8 percent

                   B.      Unit Participants
                            1.      M-S-R - 8.7 percent
                            2.      City of Farmington - 2.559 percent
                            3.      Alamito - 15.2 percent

                  17.1.3 In the event of a shutdown of either of Units 1 and/or 2 of the San Juan Project, the expenses incurred in connection with the shutdown (including but not limited to removal, salvage, cleanup and protection service) shall be equally apportioned between the Participants. In the event of a shutdown of Unit 3, said expenses shall be allocated as set forth in paragraph 17.1.2.2 above. In the event of a shutdown of Unit 4, said expenses shall be allocated as set forth in paragraph 17.1.2.3 above. Expenses which are attributable to equipment and facilities common to more than one Unit shall be apportioned in accordance with paragraph 17.1.2. 6.0 Amended Exhibit III. Exhibit III (a-g) shall be amended to read in its entirety as shown on the attached.

         7.0 Amended Section 31.10. Section 31.10 shall be amended to read in its entirety as follows:

                  31.10 Except as modified by the provisions set forth in Modification No. 4, all of the terms and conditions of this Operating Agreement, effective as of December 21, 1973, as modified by Modification No. 1 as of May 16, 1979, modification No. 2 as of December 31, 1983, and Modification
         No. 3 as of July 17, 1984, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have caused this Modification No. 4 to the Operating Agreement to be executed this 25 day of October , 1984.

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO



Attest:                                 By:      /S/ J. L. Wilkins
                                             -------------------------------
/S/ D. E. Peckham                       Its:     Senior Vice President
-----------------------
Secretary


                                        TUCSON ELECTRIC POWER COMPANY


Attest:                                 By:      /S/
                                             -------------------------------
/S/ Jean E. Kettlewell                  Its:     Executive Vice President
-----------------------


STATE OF NEW MEXICO )
                    ) ss.
COUNTY OF BERNALILLO)



         The foregoing instrument was acknowledged before me this 25th day of October , 1984, by J. L. Wilkins, Senior Vice President of Public Service Company of New Mexico, a New Mexico corporation, on behalf of said corporation.



                                            /S/ Sherry Leeson
                                            ---------------------
                                            Notary Public


My Commission Expires:

    July 1, 1988


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

STATE OF ARIZONA)
                ) ss.
COUNTY OF PIMA  )

         The foregoing instrument was acknowledged before me this 22nd day of October, 1984, by Einar Greve, of Tucson Electric, Power Company, an Arizona corporation.

                                            ------------------------------------
                                            Notary Public

My Commission Expires:

       4/14/87


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

                                 Exhibit III(a)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 1

                         Operation and Maintenance Costs

                   NewMexico - 50%; Tucson - 50%; M-S-R - 0%;
                      City of Farmington - 0%; Alamito - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler, including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (up to but not including Dewatering Tank or Ash Water Pump Building and Equipment)

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      SSR Protection System

18.      Unit Specific Pumps for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                 Exhibit III(b)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 2

                         Operation and Maintenance Costs

                   NewMexico - 50%; Tucson - 50%; M-S-R - 0%;
                      City of Farmington - 0%; Alamito - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler, including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (up to but not including Dewatering Tank or Ash Water Pump Building and Equipment)

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                 Exhibit III(c)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 3

                         Operation and Maintenance Costs

                   New Mexico - 50%; Tucson - 0%; M-S-R - 0%;
                     City of Farmington - 0%; Alamito - 50%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler, including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 3A and 3B Transformers

11.      Bottom Ash System including:  Hopper, Dewatering Tank,
         Settling Tank, Surge Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

                                 Exhibit III(c)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 3

                         Operation and Maintenance Costs

                   New Mexico - 50%; Tucson - 0%; M-S-R - 0%;
                     City of Farmington - 0%; Alamito - 50%



18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

19.      SSR Protection System

                                 Exhibit III(d)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 4

                         Operation and Maintenance Costs

                   New Mexico - 62.725%; Tucson - 0%; M-S-R -
                   28.8%; City of Farmington - 8.475%; Alamito - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers and
         Feeders

 5.      Forced Draft Fans & Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 4A and 4B Transformers

11. Bottom Ash System including Hopper, Dewatering Tank, Settling Tank, Surge Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

                                 Exhibit III(d)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 4

                         Operation and Maintenance Costs

                   New Mexico - 62.725%; Tucson - 0%; M-S-R -
                   28.8%; City of Farmington - 8.475%; Alamito - 0%


17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                 Exhibit III(e)

                            FACILITIES AND EQUIPMENT
                       SPECIFIC TO SAN JUAN UNITS 1 AND 2

                         Operation and Maintenance Costs

                   NewMexico - 50%; Tucson - 50%; M-S-R - 0%;
                      City of Farmington - 0%; Alamito - 0%


 1.      Bearing Cooling Water System, except Unit Piping

 2. Bottom Ash Dewatering Facility, including: Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

 3. Demineralizer System including: Clarifier, Storage Tanks, and Sump Pumps

 4.      Fuel Oil System (No. 2 Oil for Ingition and Flame
         Stabilization)

 5.      Instrument Air System, except Unit Piping

 6.      Chemical Feed System, except Unit Piping

          a.      Condensate and Feedwater System
          b.      Boiler
          c.      Bearing Coding Water System
          d.      Cooling Tower Systems
          e.      Chlorination System

 7.      Plant Air System, except Unit Piping

 8.      Sootblowing Air System, except Unit Piping

 9.      Hydrogen Storage System, except Unit Piping

10.      Coal Tripper System including Dust Collection System

11.      Turbine Lube Oil Storage and Transfer System

12.      Control Room, Equipment Rooms, and Associated HVAC System

13.      SO2 Back-up Scrubber - Absorber Transformer

14.      Turbine Crane South of Column Line 12

15.      Fuel Oil, Ash, and Water Pipe Racks

16.      Boiler Fill System

17.      SAR Multiplexer Control System

                                 Exhibit III(f)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 3 AND 4

                         Operation and Maintenance Costs

                    NewMexico - 56.351%; Tucson - 0%; M-S-R -
                   14.4%; City of Farmington - 4.249%; Alamito - 25%


 1.      Bearing Cooling Water System, except Unit Piping

 2.      Demineralizer System including:  Sump Pumps, Filter Beds and
         Storage Tanks

 3.      Fuel Oil System (No. 6 Oil for Ignition and Flame
         Stabilization, except Ignitor Heaters and Unit Specific
         Piping)

 4.      Instrument Air System, except Unit Piping

 5.      Chemical Feed System, except Unit Piping

          a.      Condensate & Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower System
          e.      Chlorination System

 6.      Plant Air System, except Unit Piping

 7.      Sootblowing Air System, except Unit Piping

 8.      Start-Up Transformers and Iso-Phase Bus to Units 3 and 4
         Switchgear

 9.      Hydrogen Storage System, except Unit Piping

10.      Coal Tripper System including Dust Collection Systems

11.      Turbine Lube Oil Storage and Transfer System

12.      Control Room, Equipment Rooms, and Associated HVAC System

13.      Boiler Fill System

14. Auxiliary Cooling Systems including Auxiliary Cooling Tower No. 1 and Pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

                                 Exhibit III(f)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                      COMMON TO ALL SAN JUAN UNITS 3 AND 4

                         Operation and Maintenance Costs

                    NewMexico - 56.351%; Tucson - 0%; M-S-R -
                  14.4% City of Farmington - 4.249%; Alamito - 25%


15.      CO2 Storage System, except Unit Piping

16.      Start-Up Boiler Feed Pump, except Unit Piping

17.      Turbine Bay Crane North of Column Line 12

18.      Fuel Oil, Ash, and Water Pipe Racks

19.      Fire Water Booster and Jockey Pumps

20.      Halon Fire Protection System

21.      Cooling Tower Multiplex Control System

                                 Exhibit III(g)

                            FACILITIES AND EQUIPMENT
                             COMMON TO ALL SAN UNITS

                         Operation and Maintenance Costs

                  New Mexico - 53.741%; Tucson - 19.8%; M-S-R -
                   8.7% City of Farmington - 2.559; Alamito - 15.2%


 1.      River and Raw Water System including:

          a. Diversion and intake structures, including all equipment and pump building

          b.      Raw water line to reservoir

          c.      Reservoir, pump building, and all equipment

          d.      Raw water lines to plant yard

          e. All above and underground fire protection system to each vendor supplied fire protection system

 2.      Auxiliary boiler

 3.      SO2 System Chemical Plant, except Absorbers

          a.      Double effect evaporator train systems

          b.      Fly ash filter system

          c.      Absorber product and feed tanks

          d.      Condensate collection, storage, and transfer systems

          e.      Soda ash storage, mixing, and distribution systems

          f.      Sulfur plant

          g. Sulfate purge system including: crystallizers, centrifuges, evaporators, and salt cake system

          h. Sulfuric acid plant system including: storage tanks and load out system

          i.      Auxiliary No. 2 cooling tower, pumps, and systems

 4.      Spare Main Transformer 345/24 kV, for all Units

 5.      Maintenance, Office, and Warehousing Facilities

 6.      Chemical Laboratory

                                 Exhibit III(g)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                             COMMON TO ALL SAN UNITS

                         Operation and Maintenance Costs

                  New Mexico - 53.741%; Tucson - 19.8%; M-S-R -
                   8.7% City of Farmington - 2.559; Alamito - 15.2%


 7.      Coal and Ash Handling Control Facilities

 8.      Roads and Grounds Such as Fencing, Yard Lighting, Guard
         Facilities, Drainage, and Dikes

 9.      Potable Water System

10. Environmental Monitoring including: Air, Water, and Ground, excluding Stack Monitoring Systems

11. Transportation such as trucks, cars, and dozers (not otherwise charged)

12.      Water Management System

          a.      Wastewater Recovery System - Northside

                  (1) Neutralization system including: premix tanks, neutralization tank, clarifier/thickener, and pumps.

                  (2) Reverse osmosis system including line/soda softening clarifier system

                  (3)      Brine concentrator Nos. 4 and 5

                  (4)      Centrifuge dewatering system

                  (5)      Effluent Ppond No. 3 and pump system

                  (6)      North evaporation ponds 1, 2, and 3

          b.      SO2 Waste Treatment System - Southside

                  (1)      Effluent ponds 1A, 1B, 2 and pumping system
                  (2)      Premix tank and clarifier system
                  (3)      Oxidation towers
                  (4)      Brine concentrator Nos. 1, 2, and 3
                  (5)      Centrifuge dewatering system
                  (6)      South evaporation pond Nos. 1, 2, 3, 4, and 5

          c.      Data Acquisition System

          d.      Plant Sludge Pit

                                 Exhibit III(g)

                            FACILITIES AND EQUIPMENT
                             COMMON TO ALL SAN UNITS

                         Operation and Maintenance Costs

                  New Mexico - 53.741%; Tucson - 19.8%; M-S-R -
                   8.7% City of Farmington - 2.559; Alamito - 15.2%


13. Coal Handling Equipment - All equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers, feeders, feeder belts, reclaim conveyors, plant conveyors, belt scales, fire protection systems, dust suppression systems, magnetic separators, all electrical and controls, and heating and ventilation systems.

14. Maintenance Bay Facilities including: Bay Bridge Crane, all Offices, and Support Facilities

15.      Sewage Treatment Facilities

                                 EXHIBIT 10.7.2

                               MODIFICATION NO. 5
                                       TO
                      SAN JUAN PROJECT OPERATING AGREEMENT
                                     BETWEEN
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                                       AND
                          TUCSON ELECTRIC POWER COMPANY

         This Modification No. 5 to the San Juan Project Operating Agreement between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter referred to collectively as the "Parties" or "Participants," is hereby entered into and executed as of the 1st day of July, 1985.

         WITNESSETH:

         WHEREAS, the Parties entered into an agreement described as the San Juan Project Operating Agreement effective January 1, 1973, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, and Modification No. 4 on October 25, 1984 ("Operating Agreement"), which establishes certain terms and conditions relating to their participation and responsibility in the operation of the San Juan Project; and

         WHEREAS, on December 28, 1984, New Mexico and the Incorporated County of Los Alamos, New Mexico ("Los Alamos County") entered into the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement ("County PPA"), whereby Los Alamos County agreed to purchase from New Mexico a 7.20 percent undivided ownership interest in Unit 4; and

         WHEREAS, the County provides, among other things, that Los Alamos County, upon closing of the transaction provided for in the County PPA, will have the voting rights and obligations of a Unit Participant on San Juan Project Committees as said rights and obligations are set forth in the Project Agreement; and

         WHEREAS, New Mexico and Tucson desire to clarify the rights and responsibilities of Participants and Unit Participants in the San Juan Project as a result of Los Alamos County's purchase of a 7.20 percent undivided interest in Unit 4 pursuant to the County PPA.

         NOW THEREFORE, the Parties agree that the Operating Agreement is hereby amended as follows:

         1.0 Effective Date. This Modification No. 5 shall become effective immediately upon the closing of Los Alamos County's purchase of the 7.20 percent undivided interest in Unit 4 pursuant to the County PPA, currently anticipated to be July 1, 1985.

         2.0 New Section 7.3.3. A new Section 7.3.3 shall be added to Section 7 to read in its entirety as follows:

                  7.3.3 With respect to matters involving and not solely related to Unit 4, New Mexico will in good faith solicit the views of the City of Farmington and Los Alamos County on matters involving the San Juan Project which affect Unit 4.

         3.0 Amended Section 17.1. Section 17.1 shall be amended to read in its entirety as follows:

                  17.1 The expenses for the operation and maintenance of the San Juan Project which are chargeable to FERC Accounts 426, 500, 502, 505, 506, 507, and 510 through 514; 556, 557A; and 924 (when appropriate) shall be apportioned among the Participants and Unit Participants, as follows:

                  17.1.1 Prior to the Transfer Date in accordance with the following percentages:

                   A.      Participants

                            1.      New Mexico - 50 percent
                            2.      Tucson - 50 percent

                  17.1.2 On and after Los Alamos County's purchase of the 7.20 percent undivided interest in Unit 4 pursuant to the County PPA, in accordance with the following percentages:

                  17.1.2.1 For Units 1 and 2 and for all equipment and facilities directly related to Units 1 and 2 in accordance with the following percentages:

                   A.      Participants

                            1.      New Mexico - 50 percent
                            2.      Tucson - 50 percent

                   B.      Unit Participants

                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Alamito - 0 percent
                            4.      Los Alamos County - 0 percent

                  17.1.2.2 For Unit 3 and all equipment and facilities directly related only to Unit 3 in accordance with the following percentages:

                   A.      Participants

                            1.      New Mexico - 50 percent
                            2.      Tucson - 0 percent

                   B.      Unit Participants

                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Alamito - 50 percent
                            4.      Los Alamos County - 0 percent

                  17.1.2.3 For Unit 4 and for all equipment and facilities directly related only to Unit 4 in accordance with the following percentages:

                   A.      Participants

                            1.      New Mexico - 55.525 percent
                            2.      Tucson - 0 percent

                   B.      Unit Participants

                            1.      M-S-R - 28.8 percent
                            2.      City of Farmington - 8.475 percent
                            3.      Alamito - 0 percent
                            4.      Los Alamos County - 7.20 percent

                  17.1.2.4 For equipment and facilities common only to Units 1 and 2, in accordance with the following percentages:

                   A.      Participants

                            1.      New Mexico - 50 percent
                            2.      Tucson -  50 percent

                   B.      Unit Participants

                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Alamito - 0 percent
                            4.      Los Alamos County - 0 percent

                  17.1.2.5 For equipment and facilities common only to Units 3 and 4, in accordance with the following percentages:

                   A.      Participants

                            1.      New Mexico - 52.739 percent
                            2.      Tucson - 0 percent

                   B.      Unit Participants

                            1.      M-S-R - 14.4 percent
                            2.      City of Farmington - 4.249 percent
                            3.      Alamito - 25 percent
                            4.      Los Alamos County - 3.612 percent

                  17.1.2.6 For the Switchyard Facilities except as otherwise provided in Section 15 of the Co-Tenancy Agreement, in accordance with the following percentages:

                   A.      Participants

                            1.      New Mexico - 65 percent
                            2.      Tucson - 35 percent

                   B.      Unit Participants

                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Alamito - 0 percent
                            4.      Los Alamos County - 0 percent

                  17.1.2.7 For the SO2 chemical plant system, except absorbers, and for the chemical laboratory, including neutralizers, in accordance with the following percentages:

                   A.      Participants

                            1.      New Mexico - 51.566 percent
                            2.      Tucson - 19.8 percent

                   B.      Unit Participants
                            1.      M-S-R - 8.7 percent
                            2.      City of Farmington - 2.559 percent
                            3.      Alamito - 15.2 percent
                            4.      Los Alamos County - 2.175 percent

                  17.1.2.8 Except as provided in Exhibit III(g), for equipment and facilities common to all of the units, and all Project expenses not identifiable by unit and not otherwise listed above, in accordance with the following percentages:

                   A.      Participants

                   1.      New Mexico - 51.566 percent
                   2.      Tucson - 19.8 percent

                   B.      Unit Participants

                            1.      M-S-R - 8.7 percent
                            2.      City of Farmington - 2.559 percent
                            3.      Alamito - 15.2 percent
                            4.      Los Alamos County - 2.175 percent

                  17.1.3 In the event of a shutdown of any either of Units 1 and/or 2, the expenses incurred in connection with the shutdown (including but not limited to removal, salvage, cleanup, and protection service) shall be equally apportioned between the Participants. In the event of a shutdown of Unit 3, said expenses shall be allocated as set forth in Paragraph 17.1.2.2 above. In the event of a shutdown of Unit 4, said expenses shall be allocated as set forth in Paragraph 17.1.2.3. Expenses which are attributable to equipment and facilities common to more than one unit shall be apportioned in accordance with paragraph 17.1.2.

         4.0 Amended Exhibit III. Exhibit III (a-i) shall be amended to read in its entirety as shown on the attached.

         5.0 Amended Section 31.10. Section 31.10 shall be amended to read in its entirety as follows:

                  31.10 Except as modified by the provisions set forth in Modification No. 5, all of the terms and conditions of the Operating Agreement, effective as of January 1, 1973, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, and Modification No. 4 on October 25, 1984, shall remain in full force and effect.

         6.0 Amended Section 32. Section 32 shall be amended to read in its entirety as follows:

                  32.0 RECOGNITION OF M-S-R , THE CITY OF FARMINGTON, ALAMITO AND LOS ALAMOS COUNTY ACKNOWLEDGEMENT.

                  32.1 The Parties recognize that M-S-R, the City of Farmington, Alamito, and Los Alamos County, each has acknowledged that it is familiar with the Project Agreements as amended between New Mexico and Tucson and such agreements govern the activities of the San Juan Project. Where a specific provision of the EPPA, the Farmington PAPA, or the County PPA is in conflict with the provision in one or more of the Project Agreements, then (a) as between New Mexico and M-S-R, the provisions of the EPPA shall govern, all as provided in Section 5.2 of such EPPA, and (b) as between New Mexico and the City of Farmington, the provisions of the Farmington PAPAshall govern, all as provided in
         Section 8.2 of the Farmington PAPA, and (c) as between New Mexico and Los Alamos County, the provisions of the County PPA shall govern, all as provided in Section 5.2 of the County PPA. "EPPA" shall mean the San Juan Unit 4 Early Purchase and Participation Agreement entered into by New Mexico and M-S-R on September 26, 1983. "Farmington PAPA" shall mean the San Juan Unit 4 Purchase Agreement and Participation Agreement entered into by New Mexico and the City of Farmington on November 17, 1981. "County PPA" shall mean the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and Los Alamos County on December 28, 1984.

         IN WITNESS WHEREOF, the Parties hereto have caused this Modification No. 5 to the Operating Agreement to be executed as of the 1st day of July, 1985.

                                      PUBLIC SERVICE COMPANY OF NEW MEXICO


Attest:                               By:      /S/ J. L. Wilkins
                                           -------------------------------
/S/ M. Mason-Plunkett                 Its:     Senior Vice President,
-------------------------                        Power Supply
Secretary



                                      TUCSON ELECTRIC POWER COMPANY


Attest:                               By:      /S/
                                           -------------------------------
/S/                                   Its:     President
-------------------------
Assistant Secretary



STATE OF NEW MEXICO
                            ss.
COUNTY OF BERNALILLO


         The foregoing instrument was acknowledged before me this 24th day of June , 1985, by J. L. Wilkins, a Senior Vice President of Public Service Company of New Mexico, a New Mexico corporation, on behalf of said corporation.


                                                     /S/ Sherry Leeson
                                                     --------------------
                                                     Notary Public

My Commission Expires:

    July 1, 1988



STATE OF ARIZONA)
                )       ss.
COUNTY OF PIMA  )


         The foregoing instrument was acknowledged before me this 14th day of June , 1985, by Einar Greve , an Arizona corporation.

                                                     /S/
                                                     --------------------
                                                     Notary Public

My Commission Expires:

   January 9, 1987

                                 Exhibit III(a)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 1

                         Operation and Maintenance Costs

                          New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                       Alamito - 0% Los Alamos County - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump Building and Equipment.)

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant.

15.      Emergency Diesel Generator

                                 Exhibit III(a)
                                   (continued)


16.      Electrical and Control Systems

17.      SSR Protection System

18.      Unit Specific Piping for All Air Systems, Chemical Feed
         Systems, and Hydrogen

                                 Exhibit III(b)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 2

                         Operation and Maintenance Costs

                          New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                       Alamito - 0% Los Alamos County - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment.)

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant

15.      Emergency Diesel Generator

                                 Exhibit III(b)
                                   (continued)


16.      Electrical and Control Systems

17.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                 Exhibit III(c)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 3

                         Operation and Maintenance Costs

                          New Mexico - 50% Tucson - 0%
                       M-S-R - 0% City of Farmington - 0%
                      Alamito - 50% Los Alamos County - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 3A and 3B Transformers

11.      Bottom Ash System including:  Hopper, Dewatering Tank,
         Settling Tank, Surge Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the Reheat Steam Line from the Auxiliary Steam Header

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

                                 Exhibit III(c)
                                   (continued)


17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

19.      SSR Protection System

20.      Auxiliary Steam Header Piping System:

          a.      Including the Unit Specific Branch Line to the Reheat
                  System

          b.      Not included is the Branch Line to the Chemical Plant

                                 Exhibit III(d)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 4

                         Operation and Maintenance Costs

                        New Mexico - 55.525% Tucson - 0%
                    M-S-R - 28.8% City of Farmington - 8.475%
                     Alamito - 0% Los Alamos County - 7.20%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 4A and 4B Transformers

11.      Bottom Ash System including:  Hopper, Dewatering Tank,
         Settling Tank, Surge Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the Reheat Steam Line from the Auxiliary Steam Header

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

                                 Exhibit III(d)
                                   (continued)


17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

19.      Auxiliary Steam Header Piping System:

          a.      Including the Unit Specific Branch Line to the Reheat
                  Steam

          b.      Not including the Branch Line to the Chemical Plant

                                 Exhibit III(e)

                            FACILITIES AND EQUIPMENT
                       SPECIFIC TO SAN JUAN UNITS 1 AND 2

                         Operation and Maintenance Costs


                          New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                       Alamito - 0% Los Alamos County - 0%


 1.      Bearing Cooling Water System except Unit Piping

 2. Bottom Ash Dewatering Facility including: Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

 3.      Fuel Oil System (No. 2 Oil for Ignition and Flame
         Stabilization)

 4.      Instrument Air System, except Unit Piping

 5.      Chemical Feed System, except Unit Piping

          a.      Condensate and Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower Systems
          e.      Chlorination System

 6.      Plant Air System, except Unit Piping

 7.      Sootblowing Air System except Unit Piping

 8.      Hydrogen Storage System except Unit Piping

 9.      Coal Tripper System including Dust Collection System

10.      Turbine Lube Oil Storage and Transfer System

11.      Control Room, Equipment Rooms, and Associated HVAC System

12.      SO2 Back-up Scrubber - Absorber Transformer

13.      Turbine Crane south of column, Line 12

14.      Fuel Oil, Ash, and Water Pipe Racks

15.      Boiler Fill System

16.      SAR Multiplexer Control System

                                 Exhibit III(f)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 3 AND 4

                         Operation and Maintenance Costs

                        New Mexico - 52.739% Tucson - 0%
                    M-S-R - 14.4% City of Farmington - 4.249%
                    Alamito - 25% Los Alamos County - 3.612%


 1.      Bearing Cooling Water System except Unit Piping

 2.      Fuel Oil System (No. 6 Oil for Ignition and Flame
         Stabilization except Ignitor Heaters and Unit Specific Piping)

 3.      Instrument Air System except Unit Piping

 4.      Chemical Feed System except Unit Piping

          a.      Condensate and Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower Systems
          e.      Chlorination System

 5.      Plant Air System except Unit Piping

 6.      Sootblowing Air System except Unit Piping

 7.      Start-Up Transformers and Nonseg Bus to Units 3 and 4
         Switchgear

 8.      Hydrogen Storage System except Unit Piping

 9.      Coal Tripper System including Dust Collection Systems

10.      Turbine Lube Oil Storage and Transfer System

11.      Control Room, Equipment Rooms, and Associated HVAC System

12.      Boiler Fill System

13. Auxiliary Cooling Systems including Auxiliary Cooling Tower No. 1 and pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

                                 Exhibit III(f)
                                   (continued)


14.      CO2 Storage System except Unit Piping

15.      Start-Up Boiler Feed Pump except Unit Piping

16.      Turbine Bay Crane north of column, Line 12

17.      Fuel Oil, Ash, and Water Pipe Racks

18.      Fire Water Booster and Jockey Pumps

19.      Halon Fire Protection System

20.      Cooling Tower Multiplex Control System

                                 Exhibit III(g)

                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                         Operation and Maintenance Costs

                       New Mexico - 51.566% Tucson - 19.8%
                    M-S-R - 8.7% City of Farmington - 2.559%
                   Alamito - 15.2% Los Alamos County - 2.175%



 1.      River and Raw Water System including:

          a. Diversion and intake structures, including all equipment and pump building.

          b.      Raw water line to reservoir.

          c.      Reservoir, pump buildings, and all equipment.

          d.      Raw water lines to plant yard.

          e. All above and underground fire protection system to each vendor supplied or unit specific fire protection system.

 2.      Auxiliary boiler

 3.      SO2 System Chemical Plant except Absorbers

          a.      Double effect evaporator train systems.

          b.      Fly ash filter system.

          c.      Absorber product and feed tanks.

          d.      Condensate collection, storage, and transfer systems.

          e.      Soda ash storage, mixing, and distribution systems.

          f.      Sulfur plant.

          g. Sulfate purge system including: crystallizers, centrifuges, evaporators, and salt cake system.

          h. Sulfuric acid plant system including storage tanks and load out system.

          i.      Auxiliary No. 2 cooling tower, pumps, and systems.

 4.      Spare Main Transformer 345/24 kV for all units

 5.      Maintenance, Office, and Warehousing Facilities

                                 Exhibit III(g)
                                   (continued)


 6.      Chemical Laboratory
*7.      Coal and Ash Handling Control Facilities

 8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage, and dikes.

 9.      Potable Water System

10. Environmental Monitoring Systems including Air, Water, and Ground. Excludes Stack Monitoring Systems which are unit specific

11. Transportation such as trucks, cars, and dozers (not otherwise charged).

12.      Water Management System

          a.      Wastewater Recovery System - Northside

                  (1)      Neutralization    system   including   premix   tank,
                           neutralization tank, clarifier/thickener, and pumps.

                  (2) Reverse osmosis system including line/soda softening clarifier system.

                  (3)      Brine concentrator Nos. 4 and 5.

                  (4)      Centrifuge dewatering system.

                  (5)      Effluent pond No. 3 and pump system.

                  (6)      North evaporation ponds 1, 2, and 3.

          b.      SO2 Waste Treatment System - Southside

                  (1)      Effluent ponds 1A, 1B, 2 and pumping system.
                  (2)      Premix tank and clarifier system.
                  (3)      Oxidation towers.
                  (4)      Brine concentrator Nos. 1, 2, and 3.
                  (5)      Centrifuge dewatering system.
                  (6)      South evaporation pond Nos. 1, 2, 3, 4, and 5.

          c.      Data Acquisition System

          d.      Solid Waste Disposal Pit

*13. Coal Handling Equipment - all equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers, feeders, feeder belts, reclaim conveyors, plant conveyors, belt scales, fire protection systems, dust suppression systems, magnetic separators, all electrical and controls, and heating and ventilation systems.

*Maintenance Only.
                                     - 13 -

                                 Exhibit III(g)
                                   (continued)



14. Maintenance Bay Facilities including: Bay Bridge Crane, all Offices, and Support Facilities

15.      Sewage Treatment Facilities

16.      All Demineralizer Systems including:  Clarifier, Storage
         Tanks, Sump Pumps, Filter Beds, and Control Systems

17. The Chemical Plant 165-pound Control Valve and Branch Line from each of Units 1 and 2 Unit Specific 650-pound Reheat Steam Line

18. The Chemical Plant Branch Steam Line from (but not including) the Unit Specific Auxiliary Steam Header System on each of Units 3 and 4.

                                 Exhibit III(h)

                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                              Operation Costs Only



New Mexico
M-S-R
Tucson                       Variable split based on generation by unit.
City of Farmington
Alamito
Los Alamos County


 1.      Coal and Ash Handling Control Facilities

 2.      Coal Handling Equipment

         All equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers, feeders, feeder belts, reclaim conveyors, plant conveyors, belt scales, fire protection systems, dust suppression systems, magnetic separators, all electrical and control, and heating and ventilation systems.

                                 Exhibit III(i)

                       SWITCHYARD FACILITIES AND EQUIPMENT

                         Operation and Maintenance Costs


                          New Mexico - 65% Tucson - 35%